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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)  August 14, 1995
                                                  ---------------

               NORTHWESTERN PUBLIC SERVICE COMPANY

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     (Exact name of registrant as specified in its charter)

Delaware                      0-692               46-01722280
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(State or other jurisdiction  (Commission File    (IRS Employer
 of incorporation)             Number)             Identification No.)

     33 Third St. SE
     P.O. Box 1318
     Huron, South Dakota                             57350-1318
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     (Address of principal executive officers)        (Zip code)


Registrant's telephone number, including area code 605-352-8411
                                                   ------------

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     Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to the Purchase and Sale Agreement, dated as of May 17, 1995, as amended and supplemented by an agreement dated as of August 11, 1995, SYN Inc., a majority owned subsidiary of registrant, on August 14, 1995 acquired certain of the assets of Synergy Group Incorporated and its subsidiaries ("Synergy"). On August 15, 1995, in a second closing, SYN Inc. acquired all of the outstanding stock of Synergy Group Incorporated, thereby completing the acquisition of Synergy (the "Acquisition").

     Prior to the Acquisition, Synergy had been principally engaged as a retail propane distributor serving over 200,000 customers from 152 locations in 23 states in the eastern and south central regions of the United States. Registrant's present plan is to continue that business except for that part sold to Empire Energy Corporation as discussed below. Incorporated herein by this reference is the discussion of Synergy's business, the plans and arrangements for the management of the business subsequent to the Acquisition and the capitalization of SYN Inc., set forth under the subcaptions "General," "Business of Synergy," "Management of Synergy" and "Capitalization of SYN" under the caption "Acquisition of Synergy Group Incorporated" in the prospectus dated August 16, 1995 relating to $200,000,000 of registrant's Mortgage Bonds, Subordinated Debt Securities and Common Stock, and Preferred Securities of NWPS Capital Financing I, NWPS Capital Financing II and NWPS Capital Financing III, filed with the Securities and Exchange Commission pursuant to Rule 424(b) with respect to registrant's Registration Statement on Form S-3, Registration No. 33-60423.

     The consideration paid by SYN for the Acquisition was determined by arms-length negotiations. Such consideration, in addition to the assumption of various liabilities of Synergy, consisted of (i) cash in the amount of $137,500,000, which amount is subject to adjustment upward or downward based on the working capital of Synergy (as specially defined in the Acquisition Agreement) as of the closing date, which adjustment was estimated at the time of the closing to be an upward adjustment of $3,358,000, (ii) a promissory note payable by SYN in the principal amount of $1,250,000, and (iii) the issuance to the stockholders of Synergy Group Incorporated of 17,500 shares of the Common Stock of SYN (17.5% of the total outstanding) and 2,500 shares of the 15% Series A Cumulative Preferred Stock of SYN (valued at $2,500,000). Such shares of preferred stock are part of a series of preferred stock of SYN of which 50,000 shares were issued to registrant in exchange for $50,000,000 as part of the long-term financing which registrant has provided to SYN. Substantially all ($88.2 million) of Synergy's loan indebtedness outstanding at the time of the closings was paid from the cash portion of the consideration paid for the Acquisition.

     The $140,858,000 ($137,500,000 plus the preliminary estimate of $3,358,000 for the working capital adjustment) paid or set aside for payment as the cash component of the consideration for the Acquisition was obtained by registrant and invested in SYN Inc. (by the purchase of stock of SYN Inc. and by making a secured loan to SYN Inc.) as follows: approximately $93,500,000 was obtained from the proceeds of underwritten public offerings

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of (i) $60,000,000 principal amount of registrant's 7.10% Mortgage Bonds due
August 1, 2025, (ii) 1,300,000 of Preferred Securities of NWPS Capital Financing I, (iii) 1,200,000 shares of registrant's Common Stock (all of which are more fully described under Item 5 of this Report on Form 8-K); and the balance was obtained by registrant from loans to registrant by The First National Bank of Boston and The Bank of New York, initially in the aggregate amount of $51,000,000 on August 15, 1995, and then reduced to zero by the application of part of the net proceeds subsequently received from registrant's above-mentioned sale of Common Stock and by the application of the cash proceeds from the sale of assets to Empire Energy Corporation discussed below.

     On August 15, 1995, following the completion of the Acquisition, SYN sold to Empire Energy Corporation the business and assets of certain of the retail branches acquired in the Acquisition. For this sale, SYN Inc. was paid approximately $38,000,000 of consideration at the closing (consisting of cash and the business and assets of nine retail branches of Empire Energy Corporation that were transferred in exchange). The consideration for the sale to Empire Energy Corporation is subject to adjustment (upward or downward) based upon certain closing date financial information concerning the branches sold and received in exchange which will be determined after the closing.

ITEM 5.   OTHER EVENTS.

     On August 8, 1995, registrant sold its New Mortgage Bonds, 7.10% Series due August 1, 2005 in the principal amount of $60,000,000 (the "Bonds") which were issued under the registrant's General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 between the registrant and The Chase Manhattan Bank (National Association) (the "New Mortgage Trustee") as supplemented by a Supplemental Indenture dated as of August 1, 1995. The Bonds were sold pursuant to an Underwriting Agreement dated August 3, 1995 among the registrant, Morgan Stanley & Co. Incorporated and NatWest Capital Markets Limited.

     In connection with the issuance of the Bonds, on July 28, 1995, registrant entered into an agreement with Metropolitan Life Insurance Company, The Travelers Insurance Company, The Phoenix Insurance Company, The Travelers Indemnity Company and the New Mortgage Trustee (collectively the "Bondholders") whereby the Bondholders consented to an amendment to the Indenture dated August 1, 1940 by and between registrant and The Chase Manhattan Bank (National Association), successor to The Chase National Bank of the City of New York and C.J. Heinzelmann, successor to Carl E. Buckley. The Bondholders also agreed to exchange bonds issued pursuant to the Indenture dated August 1, 1940 held by them for bonds issued pursuant to a Supplemental Indenture to the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993.

     On August 8, 1995, registrant also sold $33,500,000 of its 8 1/8% Junior Subordinated Deferrable Interest Debentures due September 30, 2025 ("Subordinated Debt Securities"). The Subordinated Debt Securities are all of the assets of NWPS Capital Financing I, a statutory business trust formed under the laws of the State of Delaware ("NWPS Capital"). NWPS Capital issued $32,500,000 of its 8 1/8% Trust Preferred Capital Securities having

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a liquidation amount of $25 per Preferred Security (the "Preferred
Securities"). The Preferred Securities represent preferred undivided beneficial interests in the assets of NWPS Capital. Registrant directly owns all the common interests in the assets of NWPS Capital (the "Common Securities"). NWPS Capital exists for the sole purpose of issuing the Preferred Securities and Common Securities and investing the proceeds thereof in an equivalent amount of the Subordinated Debt Securities. The Preferred Securities were sold pursuant to an Underwriting Agreement dated August 3, 1995 among the registrant, Morgan Stanley & Co. Incorporated, Dean Witter Reynolds Inc., NatWest Capital Markets Limited, PaineWebber Incorporated and Piper Jaffray Inc.

     On August 22, 1995, the registrant also sold 1,200,000 shares of its Common Stock, $3.50 par value per share for a total of $30,150,000. The Common Stock was sold pursuant to an Underwriting Agreement dated August 16, 1995 among the registrant, Morgan Stanley & Co. Incorporated and PaineWebber Incorporated.

     Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              Incorporated herein by this reference are the audited financial statements of Synergy Group Incorporated and its subsidiaries consolidated as filed with the Securities and Exchange Commission as part of the Annual Report on Form 10-K of Synergy Group Incorporated and its 23 Operating Subsidiaries for the fiscal year
          ended March 31, 1995, Commission file   number 33-83222, consisting
          of:

                                                             Starting at page
                                                             number in
                                                             Report
          Document                                           on Form 10-K
          --------                                           ----------------


          Report of Independent Certified Public Accountants              F-1

          Consolidated Balance Sheets at March 31, 1994
          and 1995                                                        F-2

          Consolidated Statements of Operations for the years
          ended March 31, 1993, 1994 and 1995                             F-3

          Consolidated Statements of Stockholders' Equity
          (Deficiency) for the years ended March 31, 1993,
          1994 and 1995                                                   F-4

          Consolidated Statements of Cash Flows for the years
          ended March 31, 1993, 1994 and 1995                             F-5

          Notes to Consolidated Financial Statements                      F-6

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          Consolidated Financial Statement Schedules:
          Schedule II--Valuation and Qualifying Accounts                 F-20

               Also incorporated herein by this reference are the interim unaudited financial statements of Synergy Group Incorporated and its subsidiaries consolidated as filed with the Securities and Exchange Commission as part of the Quarterly Report on Form 10-Q of Synergy Group Incorporated and its 23 Operating Subsidiaries for the fiscal quarter ended June 30, 1995, Commission file number 33-83222, consisting of:

                                                               Starting at page
                                                               number in Report
          Document                                             on Form 10-Q
          --------                                             ----------------
          Consolidated Balance Sheets at March 31, 1995
          (audited) and June 30, 1995 (unaudited)                      3

          Consolidated Statements of Operations and Retained
          Earnings (Deficit) for the three months ended
          June 30, 1994 and 1995 (unaudited)                           4

          Consolidated Statements of Cash Flows for the three
          months ended June 30, 1994 and 1995 (unaudited)              5

          Notes to Consolidated Financial Statements                   6

          (b)  PRO FORMA FINANCIAL INFORMATION

      Also incorporated herein by this reference is the Pro Forma Financial Information for registrant and Synergy Group Incorporated and its subsidiaries consolidated as set forth in the prospectus dated August 16, 1995 relating to $200,000,000 of registrant's Mortgage Bonds, Subordinated Debt Securities and Common Stock and Preferred Securities of NWPS Capital Financing I, NWPS Capital Financing II and NWPS
Capital Financing III, filed with the Securities and Exchange Commission pursuant to Rule 424(b) with respect to registrant's Registration Statement on Form S-3, Registration No. 33-60423 consisting of:

                                                              Starting at
                                                              page number in
                                                              prospectus dated
      Document                                                August 16, 1995
      --------                                                ----------------
      Northwestern Public Service Company and Synergy Group
      Incorporated Pro Forma Financial Information                   10

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      Unaudited Pro Forma Statement of Operations Year Ended
      December 31, 1994                                              11

      Unaudited Pro Forma Statement of Operations Six Months
      Ended June 30, 1995                                            12

      Unaudited Pro Forma Balance Sheet - June 30, 1995              13

      Notes to Pro Forma Financial Information                       14

          (c) EXHIBITS. The following exhibits are filed with, or incorporated by reference to, this report:

               1(a) Underwriting Agreement dated August 3, 1995 among the registrant, Morgan Stanley & Co. Incorporated and NatWest Capital Markets Limited.

               1(b) Underwriting Agreement dated August 3, 1995 among the registrant, Morgan Stanley & Co. Incorporated, Dean Witter Reynolds Inc. NatWest Capital Markets Limited, PaineWebber Incorporated and Piper Jaffray Inc.

               1(c) Underwriting Agreement dated August 16, 1995 among the registrant, Morgan Stanley & Co. Incorporated and PaineWebber Incorporated.


               1(d) Preferred Securities Guarantee Agreement dated August 3,
                    1995 between the registrant and Wilmington Trust Company.

               1(e) Common Securities Guarantee Agreement by the registrant dated August 1, 1995.

               2(a) Purchase and Sale Agreement dated as of May 17, 1995 by and among Sherman C. Vogel, Stephen A. Vogel, Jeffrey K. Vogel, Jon M. Vogel and Jeanette Vogel, Synergy Group Incorporated, S&J Investments, SYN Inc. and Northwestern Growth Corporation is incorporated by reference to Exhibit 2 to the Form 8-K dated June 21, 1995, Commission File No. 0-692.

               2(b) Agreement dated as of August 11, 1995, amending and
                    supplementing the Purchase and Sale Agreement dated as of May 17, 1995 by and among Sherman C. Vogel, Stephen A. Vogel, Jeffrey K. Vogel, Jon M. Vogel and Jeanette Vogel, Synergy Group Incorporated, S&J Investments, SYN Inc. and Northwestern Growth Corporation.

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               4(a) Consent to Amendment to 1940 Indenture and  Agreement to
                    Exchange Bonds dated July 28, 1995 among the registrant, Metropolitan Life Insurance Company, The Travelers Insurance Company, The Phoenix Insurance Company, The Travelers Indemnity Company and The Chase Manhattan Bank (National Association), as Trustee.

               4(b) Supplemental Indenture dated as of August 1,1995 to the
                    General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 executed by the registrant to The Chase Manhattan Bank (National Association), as Trustee.

               4(c) Supplemental Indenture dated August 1, 1995 to the Indenture dated August 1, 1940 from the registrant to The Chase Manhattan Bank (National Association) and C.J. Heinzelmann, as successor Trustees.

               4(d) Declaration of Trust of NWPS Capital Financing I.

               4(e) Amended and Restated Declaration of Trust of NWPS Capital
                    Financing I.

               4(f) Subordinated Debt Securities Indenture dated as of
                    August 1, 1995 between the registrant and The Chase Manhattan Bank (National Association) as Trustee.

               4(g) First Supplemental Indenture dated August 1, 1995 to the
                    Subordinated Debt Securities Indenture.

               23   Consent of KPMG Peat Marwick LLP.

              99(a) Management Agreement dated May 17, 1995 among the
                    registrant, SYN Inc. and Empire Gas Company is incorporated by reference to Exhibit 99.1 to Form 8-K dated June 21, 1995, Commission File No. 0-692.

              99(b) Agreement Amending Management Agreement, dated July 31,
                    1995, among Empire Gas Corporation, Northwestern Growth Corporation and SYN Inc.

              99(c) Amended and Restated Agreement Among Initial Stockholders
                    and SYN Inc., dated as of May 17, 1995, among Empire Gas Corporation, Northwestern Growth Corporation and SYN Inc.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORTHWESTERN PUBLIC SERVICE COMPANY
                                   (Registrant)


                                    By: /s/ Rogene A. Thaden
                                        -----------------------------------
                                                Rogene A. Thaden
                                                   Treasurer


                                    By: /s/ Alan D. Dietrich
                                        -----------------------------------
                                                 Alan D. Dietrich
                                        Vice President-Corporate Services &
                                               Corporate Secretary

August 29, 1995

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                          EXHIBIT INDEX

               1(a) Underwriting Agreement dated August 3, 1995 among the
                    Registrant, Morgan Stanley & Co. Incorporated and NatWest Capital Markets Limited.

               1(b) Underwriting Agreement dated August 3, 1995 among the
                    Registrant, Morgan Stanley & Co. Incorporated, Dean Witter Reynolds Inc. NatWest Capital Markets Limited, PaineWebber Incorporated and Piper Jaffray Inc.

               1(c) Underwriting Agreement dated August 16, 1995 among the
                    Registrant, Morgan Stanley & Co. Incorporated and PaineWebber Incorporated.

               1(d) Preferred Securities Guarantee Agreement dated August 3,
                    1995 between the Registrant and Wilmington Trust Company.

               1(e) Common Securities Guarantee Agreement by the Registrant
                    dated August 1, 1995.

               2(a) Purchase and Sale Agreement dated as of May 17, 1995 by and among Sherman C. Vogel, Stephen A. Vogel, Jeffrey K. Vogel, Jon M. Vogel and Jeanette Vogel, Synergy Group Incorporated, S&J Investments, SYN Inc. and Northwestern Growth Corporation is incorporated by reference to Exhibit 2 to the Form 8-K dated June 21, 1995, Commission File No. 0-692.

               2(b) Agreement dated as of August 11, 1995, amending and
                    supplementing the Purchase and Sale Agreement dated as of May 17, 1995 by and among Sherman C. Vogel, Stephen A. Vogel, Jeffrey K. Vogel, Jon M. Vogel and Jeanette Vogel, Synergy Group Incorporated, S&J Investments, SYN Inc. and Northwestern Growth Corporation.


               4(a) Consent to Amendment to 1940 Indenture and Agreement to
                    Exchange Bonds dated July 28, 1995 among the registrant, Metropolitan Life Insurance Company, The Travelers Insurance Company, The Phoenix Insurance Company, The Travelers Indemnity Company and The Chase Manhattan Bank (National Association), as Trustee.

               4(b) Supplemental Indenture dated as of August 1, 1995 to the
                    General Mortgage Indenture and Deed of Trust dated as of

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                    August 1, 1993 executed by the Registrant to The Chase
                    Manhattan Bank (National Association), as Trustee.

               4(c) Supplemental Indenture dated August 1, 1995 to the Indenture dated August 1, 1940 from the Registrant to The Chase Manhattan Bank (National Association) and C.J. Heinzelmann, as successor Trustees.

               4(d) Declaration of Trust of NWPS Capital Financing I.

               4(e) Amended and Restated Declaration of Trust of NWPS Capital
                    Financing I.

               4(f) Subordinated Debt Securities Indenture dated as of August 1,
                    1995 between the Registrant and The Chase Manhattan Bank (National Association) as Trustee.

               4(g) First Supplemental Indenture dated August 1, 1995 to the
                    Subordinated Debt Securities Indenture.

               23   Consent of KPMG Peat Marwick LLP.

              99(a) Management Agreement dated May 17, 1995 among the
                    Registrant, SYN Inc. and Empire Gas Company is incorporated by reference to Exhibit 99.1 to Form 8-K dated June 21, 1995, Commission File No. 0-692.

              99(b) Agreement Amending Management Agreement, dated July 31,
                    1995, among Empire Gas Corporation, Northwestern Growth Corporation and SYN Inc.

              99(c) Amended and Restated Agreement Among Initial Stockholders
                    and SYN Inc., dated as of May 17, 1995, among Empire Gas Corporation, Northwestern Growth Corporation and SYN Inc.